Property, Equipment and Software, Net	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
Property, Equipment and Software, Net

6. PROPERTY, EQUIPMENT AND SOFTWARE, NET

	As of December 31,
	2024	2025
	(RMB in thousands)
Computers and equipment	317,923	362,674
Furniture and fixtures	17,156	18,093
Leasehold improvement	68,961	75,212
Software	107,917	110,135
Construction in progress	480,112	773,287
Total property, equipment and software	992,069	1,339,401
Accumulated depreciation and amortization	(378,959)	(444,355)
Total property, equipment and software, net	613,110	895,046

Depreciation and amortization expenses on property, equipment and software for the years ended December 31, 2023, 2024 and 2025 were RMB71.0 million, RMB75.6 million and RMB71.0 million, respectively.